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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

                            COLE NATIONAL CORPORATION

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of Cole National Corporation, a Delaware corporation, hereby constitutes and appoints Jeffrey A. Cole, William P. Lahiff, Jr., and Joseph Gaglioti, and each of them, as the true and lawful attorney or attorneys-in-fact, with full power of substitution and revocation, for the undersigned and in the name, place and stead of the undersigned, to sign on behalf of the undersigned an Annual Report on Form 10-K for the fiscal year ended January 29, 2000, pursuant to
Section 13 of the Securities Exchange Act of 1934 and to sign any and all amendments to such Annual Report, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney or attorneys-in-fact, and each of them, full power and authority to do so and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorney or attorneys-in-fact or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         Executed as of the 23rd day of March, 2000.



/s/  Thomas T.s. Kaung                          /s/  Larry Pollock
------------------------------------            -------------------------------
Thomas T.S. Kaung                               Larry Pollock
Executive Vice President                        President and Director
and Chief Financial Officer
(Principal Financial Officer)

                                                /s/  Charles A. Ratner
                                                -------------------------------
                                                Charles A. Ratner
/s/  Timothy F. Finley                          Director
------------------------------------
Timothy F. Finley
Director

                                                /s/  Walter J. Salmon
                                                -------------------------------
/s/  Irwin N. Gold                              Walter J. Salmon
------------------------------------
Irwin N. Gold                                   Director
Director


/s/  Peter V. Handal                            /s/  Jeffrey A. Cole
------------------------------------            -------------------------------
Peter V. Handal                                 Jeffrey A. Cole
Director                                        Chairman and Chief Executive
                                                Officer and Director
                                                (Principal Executive Officer)